Filed Pursuant to Rule 497(e)

Registration No. 033-41913

THE GABELLI EQUITY SERIES FUNDS, INC. (the “Company”)

The Gabelli Focus Five Fund

Supplement dated November 20, 2013, to the Company’s Statement of Additional Information,

dated January 28, 2013.

Effective as of November 20, 2013, Ms. Elizabeth Lilly and Ms. Sarah Donnelly resigned as Portfolio Managers of the Focus Five Fund (the “Fund”). Mr. Daniel Miller continues to serve as Portfolio Manager of the Fund. Mr. Miller has served as Portfolio Manager of the Fund since January 1, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE